                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                      ----------------------------------

                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: August 9, 2000


                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



           New York                    33-89380-01             37-0152681
 ----------------------------    ------------------------    --------------
 (State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                      Identification
                                                                Number)

      Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                       62048
-----------------------------------------------             ------------
(Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code:

                                (618) 251-2035

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ITEM 5.     OTHER EVENTS.
            -------------

            The July 2000 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on August 9, 2000.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of July, 2000.


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                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank
                                    National Association, Servicer


                                    By:     /s/ John Deibel
                                    Name:   John Deibel
                                    Title:  Vice President


Date:    August 15, 2000


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                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number            Exhibits
-------           --------
     1            Monthly Report to Floating Rate
                  Credit Card Participation Certificates,
                  Series 1995-1, investors for the month
                  of July, 2000.